UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: May 4, 2017

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)
Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2017 Annual Meeting of Shareholders of the Company was held on May 4, 2017. The final voting results for each of the proposals submitted for a vote of the shareholders are set forth below.
Proposal 1
The shareholders elected the following nine Company nominees for director to serve a one-year term until the 2018 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes

Phillip R. Cox	32,701,692	2,568,755	65,745	6,990,957
John W. Eck	33,538,434	209,886	1,587,872	6,990,957
Jakki L. Haussler	33,545,131	214,310	1,576,751	6,990,957
Craig F. Maier	33,500,864	247,398	1,587,930	6,990,957
Russel P. Mayer	33,524,336	223,449	1,588,407	6,990,957
Lynn A. Wentworth	32,199,387	1,561,420	1,575,385	6,990,957
Martin J. Yudkovitz	33,486,777	234,191	1,615,224	6,990,957
John M. Zrno	31,141,382	2,602,572	1,592,238	6,990,957
Theodore H. Torbeck	33,549,999	232,084	1,554,109	6,990,957
Proposal 2
The shareholders recommended, by non-binding advisory vote, that the frequency of the advisory vote regarding our executive officers’ compensation as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
27,635,281	103,302	7,340,896	256,713	6,990,957

Proposal 3
The shareholders voted as follows to provide advisory approval of the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
32,907,263	2,114,984	313,945	6,990,957

Proposal 4
The shareholders voted as follows to approve the Cincinnati Bell Inc. 2017 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
33,028,751	2,025,806	281,635	6,990,957

Proposal 5
The shareholders voted as follows to approve the Cincinnati Bell Inc. 2017 Stock Plan for Non-Employee Directors:

For	Against	Abstain	Broker Non-Votes
32,231,560	2,846,314	258,318	6,990,957

Proposal 6
The shareholders voted as follows to ratify the Audit and Finance Committee's appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017:

For	Against	Abstain
41,754,108	393,412	179,629

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

		By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President and General Counsel
Dated:	May 5, 2017